Filed pursuant to Rule 497(e)

Registration Nos. 333-65269 and 811-09037

[CHAPMAN AND CUTLER LLP LETTERHEAD]

October 22, 2018

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re:	Nuveen Investment Trust III
File Nos. 333-65269 and 811-09037

Ladies and Gentlemen:

On behalf of Nuveen Investment Trust III (the “Registrant”) and it series, Nuveen Symphony Floating Rate Income Fund and Nuveen Symphony Credit Opportunities Fund, we are transmitting for electronic filing pursuant to Rule 497(e) under the Securities Act of 1933, as amended, exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the Registrant’s 497(e) filing with the Securities and Exchange Commission on October 1, 2018.

If you have any questions or comments, please telephone the undersigned at (312) 845-3484.

Very truly yours,

CHAPMAN AND CUTLER LLP

By:	/s/ Morrison C. Warren
Morrison C. Warren

Enclosure